UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                           FORM 8-K


                        CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF
            THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)  March 7, 2003


      ___AEI REAL ESTATE FUND XVI LIMITED PARTNERSHIP___
    (Exact Name of Registrant as Specified in its Charter)

      __________________State of Minnesota_______________
(State or other Jurisdiction of Incorporation or Organization)




    ______0-16555_________         _____41-1571166_____
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


_____1300 Minnesota World Trade Center, St. Paul, Minnesota 55101_____
           (Address of Principal Executive Offices)


         _______________(651) 227-7333_______________
     (Registrant's telephone number, including area code)


  ___________________________________________________________
 (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

       On  March  7,  2003, the Partnership  sold  two  JEMCARE
daycare  centers  in  Arlington,  Texas  to  the  lessee.   The
Partnership received net proceeds of approximately $486,000, which resulted in a net gain of approximately $-0-.

      In the fourth quarter of 2002, a charge to operations for real estate impairment of $246,388 was recognized for the properties, which was the difference between book value at December 31, 2002 of $732,388 and the estimated net sale proceeds of $486,000.

Item 7.   Financial Statements and Exhibits.

          (a)A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had sold the properties on January 1, 2001, the Partnership's Investments in Real Estate would have been reduced by $767,219 and its Current Assets (cash) would have increased by $486,000 and Partner's Capital would have decreased by $281,219.

             The Total Income for the Partnership would have decreased from $558,453 to $465,164 for the year ended December 31, 2001 and from $364,172 to $294,205 for the nine months ended September 30, 2002 if the Partnership had not owned the properties during the periods.

             Depreciation  Expense  would  have  decreased   by
             $17,415  and  $13,061 for the year ended  December
             31, 2001 and the nine months ended September 30, 2002, respectively.

             Partnership Administration and Property Management Expense would have decreased by $1,377 and $1,329 for the year ended December 31, 2001 and the nine months ended September 30, 2002, respectively.

             The net effect of these proforma adjustments would have caused Net Income to decrease from $101,330 to $26,833 and from $52,373 to $(3,204), which would have resulted in Net Income (Loss) of $1.99 and $(0.24) per Limited Partnership Unit outstanding for the year ended December 31, 2001 and the nine months ended September 30, 2002, respectively.


          (b)   Exhibits

                         Exhibit  10.1 -  Purchase  Agreement
                         dated  February  1, 2003  between  the
                         Partnership   and   Jem   Care,   Inc.
                         relating  to  the  property  at   5900
                         Matlock Avenue, Arlington, Texas.

                         Exhibit  10.2 -         Purchase
                         Agreement  dated  February   1,   2003
                         between the Partnership and Jem  Care,
                         Inc.  relating to the property at 1951
                         E. Arkansas Lane, Arlington, Texas.


                          SIGNATURES

      Pursuant  to the requirements of the Securities  Exchange
Act  of 1934, the registrant has duly caused this report to  be
signed   on  its  behalf  by  the  undersigned  hereunto   duly
authorized.

                              AEI REAL ESTATE FUND XVI
                              LIMITED PARTNERSHIP

                              By:   AEI  Fund Management  XVI, Inc.
                                Its:  Managing General Partner


Date: March 8, 2003            /s/ Patrick W. Keene
                              By:  Patrick W. Keene
                                Its:  Chief Financial Officer